SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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Amarantus BioScience Holdings, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Amarantus BioScience Holdings, Inc.

2015

NOTICE OF ANNUAL MEETING

AND

PROXY STATEMENT

August 3, 2015

at 10:30 a.m Eastern Time

NASDAQ MarketSite

4 Times Square

New York, NY 10036

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Amarantus BioScience Holdings, Inc.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

TO BE HELD ON AUGUST 3, 2015

The 2015 Annual Meeting of Stockholders (the “Annual Meeting”) of Amarantus BioScience Holdings, Inc. (“Amarantus” or the “Company”) will be held at The NASDAQ MarketSite, 4 Times Square, New York, NY 10036, on Monday, August 3, 2015, at 10:30 a.m Eastern Time, to consider the following proposals:

1.	To elect the seven director nominees named in the Proxy Statement to hold office until the next annual meeting of stockholders;

2.	To ratify the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015;

3.	To approve an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 13,333,334 to 35,000,000; and

4.	To act on such other matters as may properly come before the meeting or any adjournment thereof.

BECAUSE OF THE SIGNIFICANCE OF THESE PROPOSALS TO THE COMPANY AND ITS STOCKHOLDERS, IT IS VITAL THAT EVERY STOCKHOLDER VOTES AT THE ANNUAL MEETING IN PERSON OR BY PROXY.

These proposals are fully set forth in the accompanying Proxy Statement, which you are urged to read thoroughly. For the reasons set forth in the Proxy Statement, the Board of Directors recommends a vote “FOR” Proposals 1, 2, and 3. The Company intends to mail the Annual Report, Proxy Statement and proxy card enclosed with this notice on or about July [*], 2015 to all stockholders entitled to vote at the Annual Meeting. Only stockholders of record at the close of business on July 10, 2015 will be entitled to attend and vote at the meeting.  A list of all stockholders entitled to vote at the Annual Meeting will be available at the principal office of the Company during usual business hours, for examination by any stockholder for any purpose germane to the Annual Meeting for 10 days prior to the date thereof. Stockholders are cordially invited to attend the Annual Meeting. However, whether or not you plan to attend the meeting in person, your shares should be represented and voted. After reading the enclosed Proxy Statement, please sign, date, and return promptly the enclosed Proxy in the accompanying postpaid envelope we have provided for your convenience to ensure that your shares will be represented. Alternatively, you may wish to provide your response by telephone or electronically through the Internet by following the instructions set out on the enclosed proxy card. If you do attend the meeting and wish to vote your shares personally, you may revoke your Proxy.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Stockholders to be held August 3, 2015. The Proxy Statement and our Annual Report on Form 10-K for the year ended December 31, 2014 are available at:  www.amarantus.com.

By Order of the Board of Directors

/s/ Gerald E. Commissiong
Gerald E. Commissiong
President, CEO and Director

WHETHER OR NOT YOU PLAN ON ATTENDING THE MEETING IN PERSON, PLEASE VOTE AS PROMPTLY AS POSSIBLE TO ENSURE THAT YOUR VOTE IS COUNTED.

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Amarantus BioScience Holdings, Inc.

655 Montgomery Street, Suite 900

San Francisco, CA 94111

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Amarantus BioScience Holdings, Inc. (“Amarantus”, the “Company”, “we”, “us” or “our”) to be voted at the Annual Meeting of Stockholders (“Annual Meeting”) which will be held at The NASDAQ MarketSite, 4 Times Square, New York, NY 10036, on Monday, August 3, 2015, at 10:30 a.m Eastern Time, and at any postponements or adjournments thereof. The proxy materials will be furnished to stockholders on or about August [*], 2015.

REVOCABILITY OF PROXY AND SOLICITATION

Any stockholder executing a proxy that is solicited hereby has the power to revoke it prior to the voting of the proxy. Revocation may be made by attending the Annual Meeting and voting the shares of stock in person, or by delivering to the Secretary of the Company at the principal office of the Company prior to the Annual Meeting a written notice of revocation or a later-dated, properly executed proxy. Solicitation of proxies may be made by directors, officers and other employees of the Company by personal interview, telephone, facsimile transmittal or electronic communications. No additional compensation will be paid for any such services. This solicitation of proxies is being made by the Company which will bear all costs associated with the mailing of this proxy statement and the solicitation of proxies.

RECORD DATE

Stockholders of record at the close of business on July [*], 2015, will be entitled to receive notice of, attend and vote at the meeting.

INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

Why am I receiving these materials?

The Company has delivered printed versions of these materials to you by mail, in connection with the Company’s solicitation of proxies for use at the Annual Meeting. These materials describe the proposals on which the Company would like you to vote and also give you information on these proposals so that you can make an informed decision.

What is included in these materials?

These materials include:

•	this Proxy Statement for the Annual Meeting;

•	the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2014; and

•	the proxy card or vote instruction form for the Annual Meeting.

What is the proxy card?

The proxy card enables you to appoint Gerald E. Commissiong, our President and Chief Executive Officer, and Robert Farrell, our Chief Financial Officer, as your representatives at the Annual Meeting. By completing and returning a proxy card, you are authorizing these individuals to vote your shares at the Annual Meeting in accordance with your instructions on the proxy card. This way, your shares will be voted whether or not you attend the Annual Meeting.

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What is the purpose of the Annual Meeting?

At our Annual Meeting, stockholders will act upon the matters outlined in the Notice of Annual Meeting on the cover page of this Proxy Statement, including (i) the election of seven persons named herein as nominees for directors of the Company, to hold office subject to the provisions of the Bylaws of the Company, until  the next annual meeting of stockholders and until their successors are duly elected and qualified, (ii) ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015,  and (iii) approval of an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from13,333,334 to 35,000,000. In addition, management will report on the performance of the Company during fiscal year 2014 and respond to questions from stockholders.

What constitutes a quorum?

The presence at the meeting, in person or by proxy, of the majority of the total possible votes held by the holders of the common stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock issued and outstanding on the record date will constitute a quorum permitting the meeting to conduct its business. As of the record date, we anticipate there will be 7,200,000 shares of our common stock, 750,000 shares of Series C Convertible Preferred Stock, 350 shares of Series D Convertible Preferred Stock, and 13,335 shares of Series E Convertible Preferred Stock issued and outstanding. Series C Convertible Preferred Stock entitles its holders to 1,500,000 votes in the aggregate, Series D Convertible Preferred Stock entitles its holder to 7,778 votes in the aggregate, Series E Preferred Stock entitles its holders to 1,481,667 votes in the aggregate and one share of common stock entitles its holder to one vote per each share held. Thus, we anticipate that the presence of the holders of common stock, Series C Convertible Preferred Stock, Series D Convertible Preferred Stock and Series E Convertible Preferred Stock representing at least 4,434,167 total votes will be required to establish a quorum.

What is the difference between a stockholder of record and a beneficial owner of shares held in street name?

Most of our stockholders hold their shares in an account at a brokerage firm, bank or other nominee holder, rather than holding share certificates in their own name.  As summarized below, there are some distinctions between shares held of record and those owned beneficially in street name.

Stockholder of Record

If on July 10, 2015, your shares were registered directly in your name with our transfer agent, VStock Transfer, you are considered a stockholder of record with respect to those shares, and the Notice of Annual Meeting and Proxy Statement was sent directly to you by the Company. As the stockholder of record, you have the right to direct the voting of your shares by returning the proxy card to us. Whether or not you plan to attend the Annual Meeting, if you do not vote over the Internet or telephonically, please complete, date, sign and return a proxy card to ensure that your vote is counted.

Beneficial Owner of Shares Held in Street Name

If on July 10, 2015, your shares were held in an account at a brokerage firm, bank, broker-dealer, or other nominee holder, then you are considered the beneficial owner of shares held in “street name,” and the Notice of Annual Meeting and Proxy Statement was forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As the beneficial owner, you have the right to direct that organization on how to vote the shares held in your account. However, since you are not the stockholder of record, you may not vote these shares in person at the Annual Meeting unless you receive a valid proxy from the organization.

How do I vote?

Stockholders of Record.   If you are a stockholder of record, you may vote by any of the following methods:

•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed Proxy Card.

•	By Telephone. You may vote by calling the toll free number found on the proxy card.

•	By Mail. You may vote by completing, signing, dating and returning your proxy card in the pre-addressed, postage-paid envelope provided.

•	In Person. You may attend and vote at the Annual Meeting. The Company will give you a ballot when you arrive.

Beneficial Owners of Shares Held in Street Name.  If you are a beneficial owner of shares held in street name, you may vote by any of the following methods:

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•	Via the Internet. You may vote by proxy via the Internet by following the instructions provided on the enclosed proxy card.

•	By Telephone. You may vote by proxy by calling the toll free number found on the vote instruction form.

•	By Mail. You may vote by proxy by filling out the vote instruction form and returning it in the pre-addressed, postage-paid envelope provided.

•	In Person. If you are a beneficial owner of shares held in street name and you wish to vote in person at the Annual Meeting, you must obtain a legal proxy from the organization that holds your shares.

Abstentions and broker non-votes

While the inspectors of election will treat shares represented by Proxies that reflect abstentions or include “broker non-votes” as shares that are present and entitled to vote for purposes of determining the presence of a quorum, abstentions or “broker non-votes” do not constitute a vote “for” or “against” any matter and thus will be disregarded in any calculation of “votes cast.” However, abstentions and “broker non-votes” will have the effect of a negative vote if an item requires the approval of a majority of a quorum or of a specified proportion of all issued and outstanding shares.

Brokers holding shares of record for customers generally are not entitled to vote on “non-routine” matters, unless they receive voting instructions from their customers. As used herein, “uninstructed shares” means shares held by a broker who has not received voting instructions from its customers on a proposal. A “broker non-vote” occurs when a nominee holding uninstructed shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary voting power with respect to that non-routine matter. In connection with the treatment of abstentions and broker non-votes, the proposed ratification of Marcum LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015, and approval of the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 13,333,334 to 35,000,000, are considered “routine” matters. Accordingly, brokers are entitled to vote uninstructed shares with respect to this proposal.

What happens if I do not give specific voting instructions?

Shareholders of Record.   If you are a stockholder of record and you:

•	indicate when voting on the Internet or by telephone that you wish to vote as recommended by the Board of Directors, or

•	sign and return a proxy card without giving specific voting instructions,

then the proxy holders will vote your shares in the manner recommended by the Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion with respect to any other matters properly presented for a vote at the Annual Meeting.

Beneficial Owners of Shares Held in Street Name.   If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, under the rules of various national and regional securities exchanges, the organization that holds your shares may generally vote on routine matters, such as the ratification of Marcum LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2015, and the approval of the amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 13,333,334 to 35,000,000, but cannot vote on non-routine matters, such as the election of directors.

What are the Board’s recommendations?

The Board’s recommendation is set forth together with the description of each item in this Proxy Statement. In summary, the Board recommends a vote:

•	for election of the seven (7) directors nominated by the Company to hold office subject to the provisions of the Bylaws of the Company, until the next annual meeting of stockholders and until their successors are duly elected and qualified;

•	for ratification of the appointment of Marcum LLP as the Company’s independent auditors for the fiscal year ending December 31, 2015; and

•	for approval of an amendment to the Company’s Articles of Incorporation to increase the Company’s authorized shares of common stock from 13,333,334 to 35,000,000.

With respect to any other matter that properly comes before the meeting, the proxy holders will vote as recommended by the Board of Directors or, if no recommendation is given, in their own discretion.

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Dissenters’ Right of Appraisal

Holders of shares of our common stock, Series C Convertible Preferred Stock and Series E Convertible Preferred Stock do not have appraisal rights under Nevada law or under the governing documents of the Company in connection with this solicitation.

How are Proxy materials delivered to households?

Only one copy of the Company's Annual Report on Form 10-K for the fiscal year ending December 31, 2014 and this Proxy Statement will be delivered to an address where two or more stockholders reside with the same last name or who otherwise reasonably appear to be members of the same family based on the stockholders’ prior express or implied consent.

We will deliver promptly upon written or oral request a separate copy of the Company's Annual Report on 10-K for the fiscal year ending December 31, 2014 and this Proxy Statement upon such request.  If you share an address with at least one other stockholder, currently receive one copy of our Annual Report and Proxy Statement at your residence, and would like to receive a separate copy of our Annual Report and Proxy Statement for future stockholder meetings of the Company, please specify such request in writing and send such written request to Amarantus BioScience Holdings, Inc., 655 Montgomery Street, Suite 900, San Francisco, CA 94111; Attention: Corporate Secretary.

Interest of Officers and Directors in Matters to Be Acted Upon

Except for the election to our Board of the seven nominees set forth herein, none of our officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting.

INFORMATION ABOUT THE BOARD OF DIRECTORS

The Board of Directors oversees our business and affairs and monitors the performance of management. In accordance with corporate governance principles, the Board does not involve itself in day-to-day operations. The directors keep themselves informed through discussions with the Chief Executive Officer and other key executives, visits to the Company’s facilities, by reading the reports and other materials that we send them and by participating in Board and committee meetings. Each director’s term will continue until the election and qualification of his or her successor, or his or her earlier death, resignation or removal. Biographical information about our directors is provided in “Proposal No. 1 - Proposal for the Election of Seven Directors”. Except as set forth in this Proxy Statement, none of our directors held directorships in other reporting companies and registered investment companies at any time during the past five years.

Our Board currently consists of the following seven persons, all of whom have been nominated by the Company to stand for election.

Name	Age
Gerald E. Commissiong	32
Dr. John W. Commissiong	70
Robert L. Harris	71
Dr. David A. Lowe	68
Donald Huffman	68
Iain Ross	61
Joseph Rubinfeld	82

Involvement in Certain Legal Proceedings

To our knowledge, our directors have not been involved in any of the following events during the past ten years:

•	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);

•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

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•	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

•	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

•	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any director of the Company is a party adverse to the Company or has a material interest adverse to the Company.

How often did the Board meet during fiscal 2014?

During 2014, the Board of Directors held 14 meetings. Each director attended no fewer than 75% of the aggregate of the total number of meetings of the Board and the total number of meetings held by all committees on which such director served. The Board also approved certain actions by unanimous written consent.

What committees has the Board established?

Robert Harris, Donald Huffman, Iain Ross and Joseph Rubinfeld serve on the Compensation Committee of the Board, with Ian Ross serving as the Chairman. Our Compensation Committee assists the Board in discharging its responsibilities relating to executive compensation, succession planning for the Company's executive team, and to review and make recommendations to the Board regarding employee benefit policies and programs, incentive compensation plans and equity-based plans.

Robert Harris, Donald D. Huffman, Iain Ross and Joseph Rubinfeld serve on the Governance and Nominating Committee of the Board, with Mr. Harris serving as the Chairman. The Nominating and Corporate Governance Committee is responsible for overseeing the appropriate and effective governance of the Company, including, among other things, (a) nominations to the Board of Directors and making recommendations regarding the size and composition of the Board of Directors and (b) the development and recommendation of appropriate corporate governance principles.

Our audit committee consists of Donald D. Huffman, Robert Harris, Ian Ross and Joseph Rubinfeld, each of whom is a non-employee director. Mr. Donald Huffman is the chairperson of our audit committee. Our board of directors has determined that each member designee of our audit committee is an independent director as defined by Rule 10A-3 promulgated by the SEC pursuant to the Securities Exchange Act of 1934, as amended and meets the requirements of financial literacy under SEC rules and regulations. Mr. Huffman serves as our audit committee financial expert, as defined under SEC rules.

Our audit committee is responsible for, among other things:

•	selecting and hiring our independent auditors, and approving the audit and non-audit services to be performed by our independent auditors;
•	evaluating the qualifications, performance and independence of our independent auditors;
•	monitoring the integrity of our financial statements and our compliance with legal and regulatory requirements as they relate to financial statements or accounting matters;
•	reviewing the adequacy and effectiveness of our internal control policies and procedures;
•	discussing the scope and results of the audit with the independent auditors and reviewing with management and the independent auditors our interim and year-end operating results; and
•	preparing the audit committee report that the SEC requires in our annual proxy statement.

Our board of directors has adopted a written charter for our audit committee, which is available on our website (www.amarantus.com).

Board Leadership Structure and Role in Risk Oversight

We have not adopted a formal policy on whether the Chairman and Chief Executive Officer positions should be separate or combined. The Board of Directors does not currently have a Chairman.

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Our Board of Directors is primarily responsible for overseeing our risk management processes. The Board of Directors receives and reviews periodic reports from management, auditors, legal counsel, and others, as considered appropriate regarding our Company’s assessment of risks. The Board of Directors focuses on the most significant risks facing our company and our Company’s general risk management strategy, and also ensures that risks undertaken by our Company are consistent with the Board’s appetite for risk. While the Board oversees our Company, our Company’s management is responsible for day-to-day risk management processes. We believe this division of responsibilities is the most effective approach for addressing the risks facing our Company and that our Board leadership structure supports this approach.

Director Independence

When applying the definition of independence set forth in Rule 4200(a)(15) of The Nasdaq Stock Market, Inc., the Company believes that Robert L. Harris , Donald D. Huffman, Iain G. Ross, and Dr. Joseph Rubinfeld, are independent directors.

Stockholder Communications

Shareholders requesting communication with directors can do so by writing to Amarantus BioScience Holdings, Inc., 655 Montgomery Street, Suite 900, San Francisco, CA 94111. At this time we do not screen communications received and would forward any requests directly to the named director. If no director is named in a general inquiry, the Secretary contacts each director. We do not provide the physical address, email address, or phone numbers of directors to outside parties without a Director’s permission.

Code of Ethics and Business Conduct

We have adopted a written code of ethics, the Code of Business Conduct and Ethics, which applies to all of our directors, officers (including our chief executive officer and chief financial officer) and employees. Our Code of Business Conduct and Ethics is available on our website (www.amarantus.com).

COMPENSATION OF DIRECTORS

The following summary compensation table sets forth all compensation awarded to, earned by, or paid to our directors (excluding compensation paid to our executive officers included in the summary compensation table below) by the Company during the year ended December 31, 2014.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Robert L. Harris	32,500	-	-	-	-	-	32,500
Dr. Mark Benedyk	15,000						15,000
Dr. David A. Lowe	20,000	-	322,000	-	-	-	342,000
Donald Huffman	16,359		29,180				45,539
Iain Ross	12,000		24,380				36,380
Dr. Joseph Rubinfeld	5,000		16,980				21,980

AUDIT COMMITTEE REPORT

Membership and Role of Audit Committee

The audit committee of our board is responsible for providing independent, objective oversight and review of our accounting functions, internal controls and financial reporting process. Currently, the audit committee is comprised of Donald D. Huffman, Robert Harris, Ian Ross and Joseph Rubinfeld, each of whom is a non-employee director. Mr. Donald Huffman is the chairperson of our audit committee. Our board of directors has adopted a written charter for our audit committee, which is available on our website (www.amarantus.com). We believe that each of the members of the audit committee is independent as defined by applicable laws and regulations.

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Management has the primary responsibility for the financial statements and the reporting process, including our system of internal controls, and for the preparation of the consolidated financial statements in accordance with generally accepted accounting principles. Our independent accountants are responsible for performing an independent audit of those financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The audit committee’s responsibility is to monitor and oversee these processes on behalf of the board.

Review of our Audited Financial Statements

In fulfilling its oversight responsibilities, the audit committee reviewed the audited financial statements in our Annual Report on Form 10-K with management and discussed the quality and acceptability of our accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in our financial statements.

The audit committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgment as to the quality and acceptability of our accounting principles and such other matters as are required to be discussed with the committee under generally accepted auditing standards, including Auditing Standard No. 16 (Communications with Audit Committees). In addition, the audit committee has discussed with the independent auditors the auditors’ independence from management and us, including the matters in the written disclosures required by Independence Standards Board Standard No. 1 (Independent Discussions with Audit Committees), which were submitted to us, and considered the compatibility of non-audit services with the auditors’ independence.

The audit committee discussed with our independent auditors the overall scope and plans for their audit. The audit committee met with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of our internal controls, and the overall quality of our financial reporting.

In reliance on these reviews and discussions, the audit committee recommended to our board of directors (and our board has approved) that our audited financial statements for the year ended December 31, 2014 be included in the Annual Report on Form 10-K for the year ended December 31, 2014 for filing with the Securities and Exchange Commission.

The audit committee selects the Company’s independent registered public accounting firm annually and has submitted such selection for the year ending December 31, 2015 for ratification by stockholders at the Company’s annual meeting.

The Audit Committee consists of Donald D. Huffman (Chairman), Robert Harris, Ian Ross and Joseph Rubinfeld,

The foregoing Audit Committee Report does not constitute soliciting material and shall not be deemed filed or incorporated by reference into any other filing of our company under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (the “Exchange Act”), except to the extent we specifically incorporate this Board of Directors Report by reference therein.

INFORMATION ABOUT THE EXECUTIVE OFFICERS

The executive officers are elected annually by our Board of Directors and hold office until their successors are elected and duly qualified. There are no family relationships between any of our directors or executive officers, except that, Dr. John Commissiong and Gerald E. Commissiong, are father and son. The current executive officers of the Company are as follows:

Name	Age	Office(s) held
Gerald E. Commissiong	32	President and Chief Executive Officer, Director
Dr. John W. Commissiong	70	Chief Scientific Officer, Director
Robert Farrell	65	Chief Financial Officer
Marc E. Faerber	60	Controller, Vice President of Financial Operations, Treasurer, Secretary

Set forth below is a brief description of the background and business experience of each of our current executive officers.

Gerald E. Commissiong, Chief Executive Officer, President, Director

Mr. Commissiong has served as the Chief Operating Officer and a Director of Amarantus since April of 2011. Since October 23, 2011, Mr. Commissiong has served as the Company’s Chief Executive Officer and President. Mr. Commissiong was the co-founder and original President and Chief Executive Officer of Amarantus, which was formerly known as CNS Protein Therapeutics, Inc. He played a significant role in sourcing the seed funding for the Company in 2008, assisted in developing a strategic corporate development pathway that involved the recruitment of relevant expertise, identification of appropriate development strategy, liaising with expertise to define development pathway, creation of a technological mitigation strategy and the identification of appropriate funding partners with a strategic interest in the Company’s technology. Mr. Commissiong also recruited senior executives to the Board to guide the Company’s growth and generated its official marketing materials, including investor brochures, corporate handouts, email newsletters and other materials necessary to raise awareness of the company. Prior to co-founding Amarantus, Mr. Commissiong played professional football for the Calgary Stampeders of the Canadian Football League. Mr. Commissiong holds a B.S. degree in Management Science and Engineering with a focus on Financial Decisions from Stanford University. Mr. Commissiong is qualified to serve as Director because of his history with the Company and his management and leadership qualities. In addition, Mr. Commissiong’s skills and knowledge of the financial markets makes him invaluable to the Company.

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Dr. John W. Commissiong, Chief Scientific Officer, Director

Dr. Commissiong has served as the Chief Scientific Officer and a Director of Amarantus since co-founding the Company in 2008. From 2000 through 2008 Dr. Commissiong served as the CSO of Neurotrophics Inc & Prescient Neuropharma Inc. Dr. Commissiong has been focused on the discovery of novel neurotrophic factors for the treatment of neurodegenerative diseases as well as understanding the fundamental underlying biology of protoplasmic type-1 astrocytes that secrete neurotrophic factors. He was Chief of the Neural Transplantation Unit, NINDS-NIH, from 1989-94 where his research focused on identifying therapeutic approaches to spinal cord injury. Dr. Commissiong was Head of the Neurotrophic Factors Group, NINDS-NIH, from 1994-97 where he focused on developing technologies to systematically identify novel neurotrophic factors with applications for specific Central Nervous System disorders. He co-founded Prescient Neuropharma in 1999, and discovered MANF in 2003. MANF is currently in preclinical development for the treatment of Parkinson’s disease. The work pioneered by Dr. Commissiong has led to significant advancements in the field of astrocyte-neuron biology. Dr. Commissiong believes that a fundamental understanding of astrocyte-neuron interactions in the Central Nervous System will lead to a new generation of therapies to treat brain-related disorders.

Dr. Commissiong did his Postdoctoral work in the Lab Preclin Pharmac, NIMH-NIH, concentrating on the application of quadrupole mass spectrometry in the analysis of neurotransmitters. He holds a Ph.D. in Neurophysiology from the University of Southampton, a M.Sc. in Biochemical Pharmacology from the University of Southampton and a B.S. in Biology and Chemistry from the University of the West Indies.

Dr. Commissiong is qualified to serve as a Director because of his extensive experience in drug discovery, and research and his work in the field of astrocyte-neuron biology.

Robert Farrell, Chief Financial Officer

Mr. Farrell has served as the Company’s Chief Financial Officer since April 1, 2014. Mr. Farrell served as Chief Financial Officer of Titan Pharmaceuticals from 1996 to 2008, and as President and CEO from 2008 to 2010. During his tenure at Titan Mr. Farrell was responsible for all SEC filings, fund raising, financial and tax planning strategies, mergers & acquisitions, corporate partnerships, licensing transactions and financial operations. Mr. Farrell most recently served as CFO at Sanovas, Inc. Mr. Farrell previously served as CFO, Corporate Group Vice President and General Counsel at Fresenius USA and Fresenius Medical Care. Mr. Farrell also previously served as the CFO for the Institute for One World Health in San Francisco and currently serves on the Board of Directors of Prime Genomics, Inc. Mr. Farrell holds a J.D. from the University of California's Hastings School of Law.

Marc E. Faerber, Controller, Vice President of Financial Operations, Treasurer, Secretary

Mr. Faerber has served as the Company’s Controller and Vice President of Financial Operations since April 2014, and previously served as the Company’s Chief Financial Officer, from May 2009 to April 2014. In addition, Mr. Faerber has worked as an independent business and financial advisor since 2001. In that capacity, he provides financial, business and strategic advisory services to various startup entities, including medical device, biotechnology, software and alternative energy related companies. His services and experience include facilitating startups in establishing appropriate internal controls, developing administrative procedural processes, writing and critiquing business plans and strategies, preparation of company presentations, short term financial operating plans, and long term strategic financial planning, assisting organizations with seeking financing and rendering advice in various negotiations related to merger and acquisitions, distribution rights, technology licensing and other business structural issues, and review and implementation of internal control structures in support of Sarbanes Oxley compliance. Mr. Faerber is a licensed CPA (Inactive) in California and was a Certified Valuation Analyst from 2004 through 2007. He holds a B.S. in Business Administration from Providence College and has done course work towards a M.S. in Taxation at Golden Gate University.

Involvement in Certain Legal Proceedings

To our knowledge, our executive officers have not been involved in any of the following events during the past ten years:

•	any bankruptcy petition filed by or against such person or any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;
•	any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses);
•	being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from or otherwise limiting his involvement in any type of business, securities or banking activities or to be associated with any person practicing in banking or securities activities;

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•	being found by a court of competent jurisdiction in a civil action, the SEC or the Commodity Futures Trading Commission to have violated a Federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;
•	being subject of, or a party to, any Federal or state judicial or administrative order, judgment decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of any Federal or state securities or commodities law or regulation, any law or regulation respecting financial institutions or insurance companies, or any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or
•	being subject of or party to any sanction or order, not subsequently reversed, suspended, or vacated, of any self-regulatory organization, any registered entity or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

There are no material proceedings to which any executive officer of the Company is a party adverse to the Company or has a material interest adverse to the Company.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of the Company’s capital stock by each executive officer and director, by each person known by the Company to beneficially own more than five percent (5%) of any class of stock and by the executive officers and directors as a group. Except as otherwise indicated, all shares of common stock are owned directly and the percentage shown is based on shares of common Stock issued and outstanding as of June 5, 2015. As used in this table, “beneficial ownership” means the sole or shared power to vote, or to direct the voting of, a security, or the sole or shared investment power with respect to a security (i.e., the power to dispose of, or to direct the disposition of, a security). In addition, for purposes of this table, a person is deemed, as of any date, to have “beneficial ownership” of any security that such person has the right to acquire within 60 days after such date. Except as otherwise notice, the address of each officer and director listed is c/o of the Company at 655 Montgomery Street, Suite 900, San Francisco, CA 94111.

Title of class	Name and address of beneficial owner	Amount of beneficial ownership		Percent of class(1)
Current Executive Officers & Directors:
Common Stock	Gerald E. Commissiong	376,918	(2)	5.1%
Common Stock	Dr. John W. Commissiong	364,764	(3)	5.0%
Common Stock	Robert Farrell	43,730	(4)	*
Common Stock	Marc Faerber	173,577	(5)	2.4%
Common Stock	Robert L. Harris	120,486	(6)	1.7%
Common Stock	Dr. David A. Lowe	56,500	(7)	*
Common Stock	Donald D. Huffman	8,544	(8)	*
Common Stock	Iain G. Ross	8,544	(9)	*
Common Stock	Dr. Joseph Rubinfeld	23,514	(10)	*

Total of All Officers and Directors:		1,176,577		14.8%

5% Beneficial Owners:
Common Stock	Nerveda LLC	539,147		7.6%

* Less than 1%.

(1) Based on 7,067,610 shares of our common stock outstanding as of June 5, 2015.

(2) Includes: (i) 1,756 shares of common stock underlying an option to purchase shares at a price of $3.56 per share which are exercisable within the next 60 days; (ii) 316,806 shares of common stock which are issuable upon conversion of 950,417 shares of Series B Convertible Preferred stock; (iii) 2,333 shares of common stock which are issuable upon conversion of 350,000 shares of Series C Convertible Preferred stock; and (iv) 926 shares of common stock which are issuable upon exercise of outstanding warrants.

(3) Includes: (i) 877 shares underlying an option to purchase shares at a price of $3.56 which are exercisable within the next 60 days; (ii) 228,333 shares of common stock which are issuable upon conversion of 697,500 shares of Series B Convertible Preferred stock; (iii) 1,333 shares of common stock which are issuable upon conversion of 200,000 shares of Series C Convertible Preferred Stock; and (iv) 138,889 shares of common stock which are issuable upon exercise of outstanding warrants.

(4) Includes: 41,508 shares underlying an option to purchase shares at a price of $11.625 which are exercisable within the next 60 days.

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(5) Includes: (i) 6,667 shares underlying an option to purchase shares at a price of $18.525 which are exercisable within the next 60 days; (ii) 158,333 shares of common stock which are issuable upon conversion of 487,500 shares of Series B Convertible Preferred stock; and (iii) 1,333 shares of common stock issuable upon conversion of 200,000 shares of Series C Convertible Preferred stock.

(6) Includes: (i) 583 shares underlying an option to purchase shares at a price of $13.38 which are exercisable within the next 60 days; (ii) 42,361 shares of common stock which are issuable upon conversion of 127,083 shares of Series B Convertible Preferred stock; (iii) 926 shares of common stock which are issuable upon exercise of outstanding warrants; and (iv) 9,063 shares which are owned by Mr. Harris’ spouse.

(7) Includes: 2,333 shares of common stock underlying options to purchase 1,333 and 1,000 shares, at a price of $7.50 and $13.38 per share respectively, within the next 60 days and (ii) 54,167 shares of common stock which are issuable upon conversion of 162,500 shares of Series B Convertible Preferred stock.

(8) Includes: 8,544 shares of common stock underlying an options to purchase 1,333 and 7,211 shares, at a price of $21.90 and $12.30 per share respectively, within the next 60 days.

(9) Includes: 8,544 shares of common stock underlying an options to purchase 1,333 and 7,211shares, at a price of $18.30 and $12.30 per share respectively, within the next 60 days.

(10) Includes: (i) 8,415 shares underlying an options to purchase 982 and 7,433 shares, at a price of $12.75 and $12.30 per share respectively, which are exercisable within the next 60 days; and (ii) 1,389 shares of common stock which are issuable upon exercise of outstanding warrants.

EXECUTIVE COMPENSATION

Summary Compensation Table

The table below summarizes all compensation awarded to, earned by, or paid to each named executive officer for the Company’s last two completed fiscal years for all services rendered to the Company.

SUMMARY COMPENSATION TABLE

Name and principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Nonqualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)

Gerald E.	2014	170,625	50,000	__	438,000	__	__	__	658,625
Commissiong, President,	2013	-	230,111	18,250	-	-	-	-	248,361
Chief Executive Officer

Dr. John W.	2014	126,000	-	__	__	__	__	__	126,000
Commissiong, Chief	2013	-	213,763	-	-	-	-	-	213,763
Scientific Officer

Marc Faerber,	2014	138,333	-	__	123,400	__	__	__	261,733
Treasurer, VP of Finance &	2013	260,951	-	10,480	-	-	-	-	271,431
Operations, and Secretary (1)

Robert Farrell,	2014	150,001,	25,000	__	619,600	__	__	__	794,601
Chief Financial Officer (2)

(1)	Mr. Faerber has released the Company from obligations to pay $276,000 of accrued compensation as of December 31, 2013.
(2)	Mr. Farrell was hired by the Company in April 2014.

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Outstanding Equity Awards at Fiscal Year-End

The table below summarizes all unexercised options, stock that has not vested, and equity incentive plan awards for each named executive officer as of December 31, 2014.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END TABLE

	OPTION AWARDS								STOCK AWARDS
Name	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)		Option Expiration Date	Number of Shares or Shares of Stock That Have Not Vested (#)	Market Value of Shares or Shares of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Shares or Other Rights That Have Not Vested (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Shares or Other Rights That Have Not Vested (#)
Gerald E. Commissiong,	1,796	(1)	-	(1)	-	$3.56	(1)	4/10/21(1)	-	-	-	-
President and Chief			33,333		-	13.74	(1)	9/22/24(1)
Executive Officer, Director	5,355	(2)	1,120	(2)	-	$33.75	(2)	7/15/22(2)
						$105.00	(2)	11/4/22(2)

Dr. John W. Commissiong,	877	(1)	-	(1)	-	$3.56	(1)	4/10/21(1)	-	-	-	-
Chief Scientific	3,874	(2)	776	(2)		$33.75	(2)	7/15/22(2)
Officer, Director						$105.00	(2)	11/4/22(2)

Marc E. Faerber,	6,667	(1)	-	(1)	-	18.53	(1)	7/11/24(1)	-	-	-	-
Treasurer, VP of Finance	2,664	(2)	586	(2)		$33.75	(2)	7/15/22(2)
& Operations, and Secretary						$105.00	(2)	11/4/22(2)

Robert Farrell,	33,190	(1)	20,143	(1)		$11.63	(1)	3/31/24(1)
Chief Financial Officer

(1) Common stock shares

(2) Preferred stock shares

Transactions with Related Persons

At December 31, 2013, one of the Company’s Directors, Robert Harris, held $66,000 of convertible promissory notes with the Company. The notes were converted during 2014 such that a total of 33,273 shares of common stock were issued for principal and accrued interest.

In October 2013, the Company’s Chief Executive Officer, Gerald Commissiong, its Chief Scientific Officer, John Commissiong and one of the Company’s Directors Robert Harris invested $5,000 each or an aggregate of $15,000 in total and was each issued an 8% senior convertible debenture in the principal aggregate amount of $6,000 and a warrant to purchase 926 shares. Each of the debentures was converted to shares of common stock during 2014 such that a total of 982 shares of common stock were issued to each Messrs. Gerald Commissiong and John Commissiong for principal and accrued interest.

On November 6, 2013, the Company announced the appointment of David A. Lowe, Ph.D. to its Board of Directors. Dr. Lowe is President & CEO of NeuroAssets, Sarl (“NeuroAssets”), a Swiss-based neuroscience-focused consulting firm, providing advisory services to pharmaceutical venture capital and biotechnology companies throughout the world. NeuroAssets has been providing consulting services to the Company since April 2012. The Company recorded $660,000 and $350,000 in consulting fees to NeuroAssets for the years ended December 31, 2014 and 2013, respectively.

The Company has an agreement with Joseph Rubinfeld to provide consulting services to the company. Joseph Rubinfeld was appointed to the Company’s Board of Directors in November 2012. The company recorded $142,000 and $10,000 in consulting fees for the years ended December 31, 2014 and 2013, respectively.

On March 2, 2015, the Company loaned MedicuRx, Inc. $25,000 in an unsecured convertible promissory note. Joseph Rubinfeld is President and CEO and also a Board Member of Amarantus. The note provided the Company with first right of refusal on any additional investments, but there are no further obligations beyond the $25,000.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our directors and executive officers and persons who own more than 10% of the issued and outstanding shares of our common stock to file reports of initial ownership of common stock and other equity securities and subsequent changes in that ownership with the SEC. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish us with copies of all Section 16(a) forms they file. To our knowledge, based solely on a review of the copies of such reports furnished to us and written representations that no other reports were required, during the fiscal year ended December 31, 2014 all Section 16(a) filing requirements applicable to our officers, directors and greater than 10% beneficial owners were complied with except that: a Form 4 was filed late for Gerald Commissioing, as a result of which one transaction was not timely reported, and Form 3’s were filed late for Robert Harris, Iain Ross, Gerald Commissiong, Marc Faerber, David Lowe, and Robert Farrell.

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ACTIONS TO BE TAKEN AT THE MEETING

PROPOSAL NO. 1

PROPOSAL FOR ELECTION OF SEVEN DIRECTORS

At this year’s Annual Meeting, the Board of Directors proposes that the nominees listed below be elected to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. All of the nominees are currently serving as directors. All nominees have consented to being named in this Proxy Statement and to serve if elected.

Assuming a quorum is present, the seven nominees receiving the highest number of affirmative votes of shares entitled to be voted for such persons will be elected as directors of the Company to hold office until the next annual meeting of stockholders and until their successors are duly elected and qualified. Unless marked otherwise, proxies received will be voted “FOR” the election of the nominees named below. In the event that additional persons are nominated for election as directors, the proxy holders intend to vote all proxies received by them in such a manner as will ensure the election of the nominees listed below, and, in such event, the specific nominees to be voted for will be determined by the proxy holders.

Information With Respect to Director Nominees

Listed below are the nominees for election to our Board with certain biographical information regarding such nominees. Such information has been furnished to the Company by the director nominees.

Name	Age
Gerald E. Commissiong	32
Dr. John W. Commissiong	70
Robert L. Harris	71
Dr. David A. Lowe	68
Donald Huffman	68
Iain Ross	61
Joseph Rubinfeld	82

For biographical information regarding Gerald E. Commissiong and Dr. John W. Commissiong, see “Information About the Executive Officers” above

Robert L. Harris

Mr. Harris has served as a member of the Board of Amarantus since December 2010. Mr. Harris is a retired Vice President of Environmental, Health, Safety, Technical and Land Services at Pacific Gas and Electric Company, where he worked from September 1972 to January 2007. He graduated from San Francisco State University in 1965 and received his Juris Doctor degree from the University of California School of Law at Berkeley (Boalt Hall) in 1972. He was admitted to the California State Bar in December 1972 and argued and won a case in the United States Supreme Court in 1985. Harris also completed the Harvard Graduate School of Business Advanced Management Program and the Management Development Program at Duke University’s School of Business. For five years, Harris was selected by Ebony magazine as one of the “100 Most Influential Blacks in America” (1980, 1992, 1993, 1994 and 1995). Mr. Harris is qualified to serve as a Director because of his extensive experience as a business executive and his legal background.

Dr. David A. Lowe, Director

Dr. Lowe jointed the Board in November 2013. Since January 2012, Dr. Lowe has been President & CEO of NeuroAssets, Sarl, a Swiss-based neuroscience-focused consulting firm, providing advisory services to pharmaceutical, venture capital and biotechnology companies throughout the world. Dr. Lowe previously, from August 2009to September 2011 served as the Chief Scientific Officer of Psychogenics, Inc. and before that as Director and Chief Scientific Officer of Memory Pharmaceuticals, Inc., a biotechnology company pursuing innovative treatments for Alzheimer's and Schizophrenia. Prior to Memory Pharmaceuticals, Dr. Lowe served as the Executive Vice President and Chief Scientific Officer at Fidelity Biosciences Group, Fidelity Investments in Boston, MA, an investment firm focused on the healthcare industry. He also served as President, CEO and Director of Envivo Pharmaceuticals, a Fidelity-funded pharmaceutical company pursuing new treatments for Alzheimer's disease now in Phase 3 development. Dr. Lowe also served as Vice-President and Therapeutic Area Head, Central Nervous System, at Roche Pharmaceuticals, Vice President& Global Therapeutic Area Head of Central Nervous System Research at Bayer AG., and Head of CNS Biology and Deputy Head of CNS Research at Sandoz Ltd (now Novartis). Dr. Lowe received his PhD in neurobiology from the University of Leeds, UK. Dr. Lowe is qualified to serve as Director because of his experience working in the pharmaceutical and drug industries and his scientific background.

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Donald Huffman

Mr. Huffman has served as a director of the Company since July 22, 2014. Mr. Huffman served as a consultant to Dance BioPharma, Inc., a company developing inhaled insulin, from April 2012 to July 2013 and has served as a Director since July 2013. From September 2010 to March 2012, Mr. Huffman served as the Chief Financial Officer of Wafergen Biosystems Inc., a publicly-held emerging genomic analysis company and was its Co-President from September 2011 to March 2012. From October 2008 to September 2010, Mr. Huffman served as the Chief Financial Officer of Asante Solutions, Inc., a medical device company with an approved wearable insulin pump. From July 2006 to October 2008, Mr. Huffman served as Chief Financial Officer of Guava Technologies, Inc., a life science instrumentation company acquired by Millipore Corporation and then Merck & Co., Inc. From October 2004 to July 2006, Mr. Huffman served as Chief Financial Officer and principal of Sanderling Ventures, a biomedical venture capital firm. Mr. Huffman also has served as the Chief Financial Officer of three other public companies: Volcano Corporation (formerly known as EndoSonics Corporation), a company that manufactures medical devices; Microcide Pharmaceuticals, Inc., a biopharmaceutical company; and Celtrix Pharmaceuticals, Inc., a company that developed novel therapeutics for the treatment of debilitating, degenerative conditions, which was acquired by Insmed Incorporated in 2000. Mr. Huffman earned a B.S. in Mineral Economics from Pennsylvania State University and an M.B.A. from the State University of New York at Buffalo. He completed the Financial Management Program at the Stanford University Graduate School of Business. We believe that Mr. Huffman possesses specific attributes that qualify him to serve on our board of directors, including his experience as a Chief Financial Officer of several public biopharmaceutical and medical device companies and his understanding of the operations and issues that affect similarly situated companies

Iain Ross

Mr. Ross has served as a director of the Company since August 29, 2014. Following a career with multi-national companies including Sandoz, Fisons plc and Hoffman La Roche, Mr. Ross joined the Board of Celltech Group plc in 1991 and was responsible for building Celltech Biologics, the contract manufacturing division which was later sold to Alusuisse Lonza. For the last 18 years he has undertaken a number of start-ups and development stage companies as a board member on behalf of private equity groups and banks, including Quadrant Healthcare plc, Allergy Therapeutics Ltd, Eden Biodesign Ltd, Phadia AB and Silence Therapeutics plc. Currently Mr. Ross is Chairman of the Board of Premier Veterinary Group plc and Biomer Technology Ltd, and is also a Non-Executive Director of Benitec Biopharma Limited, Anatara Lifesciences Limited and Tissue Therapies Ltd each of which is traded on the Australian Securities Exchange. He is a Qualified Chartered Director of the UK Institute of Directors and Vice Chairman of the Council of Royal Holloway, University of London. Mr. Ross is qualified to serve as director because of his extensive experience working with a mix of biotech and large pharmaceutical companies.

Dr. Joseph Rubinfeld

Dr. Rubinfeld has served as a director of the Company since December 5, 2014. Dr. Rubinfeld is currently a Board member of Regenicin, Inc. and CytRx Corporation. Earlier in his career, Dr Rubinfeld served 12 years at Bristol Myers, where in addition to developing Amoxicillin and Cephadroxil, he was instrumental in licensing their original anti-cancer line of products, including Mitomycin, Etoposide, and Bleomycin. Dr. Rubinfeld is also credited with making a major scientific and public health contribution to society by inventing the first ever synthetic biodegradable detergent. In 1980, Dr. Rubinfeld was one of four co-founders of Amgen, Inc. and served as its Chief of Operations, where one of his primary efforts was the prioritization of erythropoietin (EPO) in Amgen’s pipeline due to its initial commercialization pathway under the Orphan Drug Act. In 1984, Dr. Rubinfeld won the prestigious Common Wealth Award for Science and Invention, which was a testament to his prowess for achieving major inventions, represented by the numerous patents obtained during his distinguished career. In 1991 he co-founded SuperGen, Inc., where he served as President and Chief Executive Officer until 2003 and as a Board member until 2005. He has also served as an advisor or Board member to a number of companies including AVI BioPharma and Quark Pharmaceuticals. Dr. Rubinfeld received a B.S. degree in chemistry from C.C.N.Y. and M.A. and Ph.D. in chemistry from Columbia University. Dr. Rubinfeld is qualified to serve as Director because of business and scientific experience working in the pharmaceutical and drug industries.

Required Vote

The election of the directors of the Company requires the affirmative vote of a plurality of the votes cast by common stock, Series C Convertible Preferred and Series E Convertible Preferred stockholders, who are entitled to vote, present in person or represented by Proxy at the Annual Meeting. This means that the seven (7) director nominees with the most affirmative votes will be elected. Withheld votes, abstentions and broker non-votes will have no effect.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 1:

THE BOARD RECOMMENDS A VOTE FOR THE ELECTION OF ALL THE NOMINEES DESCRIBED ABOVE.

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 2:

RATIFICATION OF THE APPOINTMENT OF INDEPENDENT AUDITORS

The Board of Directors has selected Marcum LLP (“Marcum”) as the independent auditors of the Company for the fiscal year ending December 31, 2015. Representatives of Marcum are expected to attend the 2015 Annual Meeting of stockholders.

Marcum served as the Company’s independent auditors for the years ended December 31, 2014 and 2013.The following table sets forth fees billed to us by our independent auditors for the years ended 2014 and 2013 for (i) services rendered for the audit of our annual financial statements and the review of our quarterly financial statements, (ii) services rendered that are reasonably related to the performance of the audit or review of our financial statements that are not reported as Audit Fees, and (iii) services rendered in connection with tax preparation, compliance, advice and assistance. All services are approved and pre-approved by the audit committee.

SERVICES	2014	2013
Audit fees	$283,287	$50,250
Audit-related fees		-
Tax fees	41,009	-
All other fees*	40,382	-

Total fees	$364,678	$50,250

* Represents fees paid in connection with the review and related consents to registration statements filed by the Company.

Required Vote

The ratification of the appointment of the Company's independent auditors requires the receipt of the affirmative vote of a majority of the total votes represented by the Company's common stock, Series C Convertible Preferred Stock, and Series E Convertible Preferred Stock present in person or by proxy and voting at the Annual Meeting.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 2:

THE BOARD RECOMMENDS A VOTE FOR RATIFICATION OF APPOINTMENT OF MARCUM LLP AS OUR INDEPENDENT AUDITORS

FOR THE YEAR ENDED DECEMBER 31, 2015.

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ACTIONS TO BE TAKEN AT THE MEETING (Continued)

PROPOSAL NO. 3

APPROVAL OF AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE AUTHORIZED SHARES OF COMMON STOCK FROM 13,333,334 TO 35,000,000

Our Board of Directors has approved, subject to shareholder approval, an amendment to our Articles of Incorporation (the “Common Shares Increase Amendment”) to increase the number of authorized shares of the Company’s common stock from 13,333,334 to 35,000,000.

If the Common Shares Increase Amendment is approved by our shareholders at the Annual Meeting, we intend to file the Common Shares Increase Amendment with the Secretary of State of Nevada, substantially in the form of Appendix A hereto as soon as practicable following the Annual Meeting. The increase in authorized shares of common stock under the Common Shares Increase Amendment will be effective upon filing with the Secretary of State of Nevada.

Outstanding Shares and Purpose of the Proposal

Our Articles of Incorporation currently authorizes us to issue a maximum of 13,333,334 shares of common stock, par value $0.15 per share, and 10,000,000 shares of preferred stock, $0.001 par value per share. Our issued and outstanding securities, as of June 5, 2015, on a fully diluted basis, are as follows:

•	7,067,610 shares of common stock;
•	750,000 shares of Series C Convertible Preferred Stock convertible into 5,000 shares of common stock;
•	350 shares of Series D Convertible Preferred Stock convertible into 7,778 shares of common stock;
•	13,335 shares of Series E Convertible Preferred Stock convertible into 1,481,667 shares of common stock;
•	1,087 shares of Series G Convertible Preferred Stock convertible into 603,889 shares of common stock
•	Warrants to purchase an aggregate of 303,926 shares of common stock, with a weighted average exercise price of $17.89 per share;
•	Options to purchase 135,308 shares of common stock under the Company’s 2008 Stock Plan at a weighted average exercise price of $11.26 per share;
•	Options to purchase 238,800 shares of common stock under the Company’s 2008 2014 Stock Plan at a weighted average exercise price of $12.71 per share; and
•	Options to purchase 829,167 shares of Series B Convertible Preferred Stock at a weighted average exercise price of $1.84 per share. Shares and weighted exercise price are reflected on an as converted basis post reverse split of 150 to 1.

The Board believes that the increase in authorized shares of common stock will provide the Company greater flexibility with respect to the Company’s capital structure for purposes including additional equity financings and stock-based acquisitions.

Effects of the Increase in Authorized Common Stock

The additional shares of common stock will have the same rights as the presently authorized shares, including the right to cast one vote per share of common stock. Although the authorization of additional shares will not, in itself, have any effect on the rights of any holder of our common stock, the future issuance of additional shares of common stock (other than by way of a stock split or dividend) would have the effect of diluting the voting rights and could have the effect of diluting earnings per share and book value per share of existing shareholders.

At present, other than in connection with the possible conversion or exercise of securities convertible or exercisable into common stock, as set forth above (each at the option of their respective holders), the Board of Directors has no other plans to issue the additional shares of common stock to be authorized by the Common Shares Increase Amendment. However, it is possible that some of these additional shares could be used in the future for various other purposes without further shareholder approval, except as such approval may be required in particular cases by our charter documents, applicable law or the rules of any stock exchange or other market on which our securities may then be listed. These purposes may include: raising capital, providing equity incentives to employees, officers or directors, establishing strategic relationships with other companies, and expanding the Company’s business or product lines through the acquisition of other businesses or products.

We could also use the additional shares of common stock that will become available pursuant to the Common Shares Increase Amendment to oppose a hostile takeover attempt or to delay or prevent changes in control or management of the Company. Although the proposal to increase the authorized common stock has not been prompted by the threat of any hostile takeover attempt (nor is the Board currently aware of any such attempts directed at the Company), nevertheless, shareholders should be aware that the Common Shares Increase Amendment could facilitate future efforts by us to deter or prevent changes in control of the Company, including transactions in which shareholders of the Company might otherwise receive a premium for their shares over then current market prices. However, the Board of Directors has a fiduciary duty to act in the best interests of the Company's shareholders at all times.

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Required Vote

Approval of the Common Shares Increase Amendment requires the receipt of the affirmative vote of a majority of the total possible votes represented by the Company's common stock, Series C Convertible Preferred Stock, and Series E Convertible Preferred Stock issued and outstanding as of the record date.

RECOMMENDATION OF THE BOARD FOR PROPOSAL NO. 3:

THE BOARD OF DIRECTORS RECOMMENDS THAT STOCKHOLDERS VOTE TO APPROVE THE AMENDMENT TO THE COMPANY’S ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF THE COMPANY’S COMMON STOCK FROM 13,333,334 TO 35,000,000.

OTHER MATTERS

The Board of Directors knows of no other business which will be presented at the Annual Meeting. If any other matters properly come before the meeting, the persons named in the enclosed Proxy, or their substitutes, will vote the shares represented thereby in accordance with their judgment on such matters.

 ADDITIONAL INFORMATION

Annual Reports on Form 10-K

Additional copies of our Annual Report on Form 10-K for the fiscal year ended December 31, 2014 may be obtained without charge by writing to the Corporate Secretary, Amarantus BioScience Holdings, Inc., 655 Montgomery Street, Suite 900, San Francisco, CA 94111. Our Annual Report on Form 10-K can also be found on our website: www.amarantus.com.

Stockholders Proposals For The 2016 Annual Meeting.

Any stockholder who wishes to present proposals for inclusion in the Company’s proxy materials for the 2016 Annual Meeting of Stockholders may do so by following the procedures prescribed in Rule 14a-8 under the Securities Exchange Act of 1934, as amended. To be eligible, the stockholder proposals must be received by our Corporate Secretary at our principal executive office on or before March 12, 2016. Such proposal must also meet the other requirements of the rules of the SEC relating to shareholders’ proposals.

Proxy Solicitation Costs

The proxies being solicited hereby are being solicited by the Company. The Company will bear the entire cost of solicitation of proxies, including preparation, assembly, printing and mailing of the Notice, the Proxy Statement, the Proxy card and establishment of the Internet site hosting the proxy material. Copies of solicitation materials will be furnished to banks, brokerage houses, fiduciaries and custodians holding in their names shares of common stock beneficially owned by others to forward to such beneficial owners. Officers and regular employees of the Company may, but without compensation other than their regular compensation, solicit proxies by further mailing or personal conversations, or by telephone, telex, facsimile or electronic means. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

By Order of the Board of Directors,

/s/ Gerald E. Commissiong
Gerald E. Commissiong
President, Chief Executive Officer and Director

17

Appendix A

Form of Common Shares Increase Amendment

Certificate of Amendment to Articles of Incorporation

For Nevada Profit Corporations

1. Name of corporation:

Amarantus BioScience Holdings Inc.

2. The articles have been amended as follows (provide article numbers, if available):

The first paragraph of Article IV is hereby amended in its entirety to read as follows:

The total number of shares of capital stock that the Corporation shall have the authority to issue is Forty Five Million (45,000,000) shares consisting of Thirty Five Million (35,000,000) shares of common stock with a par value of $0.15 per share and Ten Million (10,000,000) shares of preferred stock having a par value of $0.001 per share.

3. The vote by which the stockholders holding shares in the corporation entitling them to exercise at least a majority of the voting power, or such greater proportion of the voting power as may be required in the case of a vote by classes or series, or as may be required by the provisions of the articles of incorporation have voted in favor of the amendment is: More than 50%

4. Effective date of filing (optional):

5. Signature:

A-1